UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 21, 2007
                Date of Report (Date of earliest event reported)


                               EPICEPT CORPORATION
    ------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                    000-51290             52-1841431
    ------------------------------------------------------------------------
  (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)


       777 OLD SAW MILL RIVER ROAD
           TARRYTOWN, NEW YORK                                      10591
    ------------------------------------------------------------------------
   (Address of principal executive offices)                       (Zip Code)


       (914) 606-3500 (Registrant's telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01   REGULATION FD DISCLOSURE.

                  On November 21, 2007, EpiCept Corporation (the "Company"),
            filed a registration statement on Form S-3 (the "Registration Statement") with respect to shares to be issued pursuant to a Standby Equity Distribution Agreement, entered into on December 21, 2006, with YA Global Investments, L.P., formerly Cornell Capital Partners, L.P. The Company is filing additional risk factors set forth in the Registration Statement with this Current Report on Form 8-K so that the updated risk factors will be disclosed pursuant to Regulation FD. A copy of the risk factors is attached hereto as
            Exhibit 99.1, and is incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            (c) Exhibits

            99.1  Risk Factors.



























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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EPICEPT CORPORATION


                                        /s/ Robert W. Cook
                                        --------------------------------
                                        Name:   Robert W. Cook
                                        Title:  Chief Financial Officer

Date:  November 26, 2007



















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                                  EXHIBIT INDEX

EXHIBIT                                   DESCRIPTION
-------                                   -----------


  99.1     Risk Factors.


























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